UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – October 16, 2007

________________________

WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

_____________________

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

610-594-3319

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We are amending our Form 8-K dated October 18, 2007 announcing the election of Thomas W. Hofmann to our Board of Directors, which mistakenly identified him as a Class III director. The amended disclosure is as follows:

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)

On October 16, 2007, the Board of Directors increased the size of the Board to 11 directors and elected Thomas W. Hofmann as a Class II director. Mr. Hofmann will stand for re-election by the shareholders at the 2008 Annual Meeting of Shareholders, and if re-elected, will serve until 2010. He has not been assigned to a committee.

In connection with his election, Mr. Hofmann was awarded 1,473 shares of deferred stock, which will vest on May 1, 2008, provided that he renders continuous service on the Board through that date.

Item 9.01	Financial Statement and Exhibits.
(d)	Exhibits

	Exhibit #	Description
	99.1	West Pharmaceutical Services, Inc. Press Release, dated October 16, 2007.

G:\file8kamendedbod101607\file8kamended.htm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ John R. Gailey III
John R. Gailey III
Vice President, General Counsel and Secretary

October 29, 2007

Exhibit 99.1

Contacts: West Pharmaceutical Services, Inc. Michael A. Anderson Vice President and Treasurer (610) 594-3345	Investors and Financial Media: Financial Dynamics Evan Smith/Theresa Kelleher (212) 850-5600 wst@fd-us.com

Exhibit 99.1

West Pharmaceutical Services, Inc. Appoints New Director

Lionville, PA October 16, 2007 – West Pharmaceutical Services, Inc. (NYSE:WST) today announced the appointment to its Board of Directors of Mr. Thomas W. Hofmann. Mr. Hofmann, 56, is Senior Vice President and Chief Financial Officer of Sunoco, Inc. (NYSE:SUN), a position he has held since 1998. He joined Sunoco in 1977. Philadelphia-based Sunoco is one of the largest independent refiner-marketers of petroleum products in the United States. Mr. Hofmann also serves on the boards of Sunoco Logistics Partners (NYSE:SXL), Fox Chase Cancer Center, and the Advisory Board of the Boys and Girls Clubs of Philadelphia.

The appointment increases West’s board membership to eleven, ten of whom are independent directors.

About West Pharmaceutical Services, Inc.

West Pharmaceutical Services, Inc. is a global manufacturer of components and systems for injectable drug delivery, including stoppers and seals for vials, and closures and disposable components used in syringe, IV and blood collection systems. The Company also provides products with application to the personal care, food and beverage markets. Headquartered in Lionville, Pennsylvania, West Pharmaceutical Services supports its partners and customers from 50 locations throughout North America, South America, Europe, Mexico, Japan, Asia and Australia.